Exhibit 10.70
Execution Form
Confidential
1850 NW 49th Street
Fort Lauderdale, FL 33309
Tel: [***]
Fax: [***]

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]
October 15, 2024
Spirit Airlines, Inc.
1731 Radiant Drive
Dania Beach, Florida
Attention:    William Serrahn
[***]
[***]
Re.: Sale and Purchase of Aircraft
Dear Mr. Serrahn,
This term sheet (this “Term Sheet”) describes the terms and conditions under which Seller will sell the Aircraft to Buyer and Buyer will purchase the Aircraft from Seller. The purpose of this Term Sheet is to set forth the binding terms for a purchase and sale of the Aircraft. Upon the execution of this Term Sheet, each of us agrees to proceed as follows:
Seller:    Spirit Airlines, Inc.
Buyer:    GA Telesis, LLC (“GAT”) or its permitted assigns. In the event Buyer is not GAT, GAT will provide a guarantee of Buyer’s payment and performance obligations in a form and substance reasonably acceptable to Seller.
Collectively, Buyer and Seller are referenced herein as the “Parties”.
Aircraft:    The Aircraft specified in Schedule A hereto (but excluding Excluded Equipment and, if Seller so elects, with Substituted Seats), together with all documents and available records pertaining thereto in Seller’s possession and set forth on Schedule C hereto (the “Records”) (collectively, the “Aircraft”).
“Excluded Equipment” means the list of components, parts, systems and equipment as listed on Schedule D attached hereto, which includes, to the extent set forth on such Schedule D, the following: (a) defibrillators, enhanced emergency medical kits and other medical equipment, (b) components or systems installed on or affixed to the related airframe that are used to provide individual telecommunications, Wi‐Fi and/or satellite connectivity or electronic entertainment or services to passengers aboard the Aircraft, (c) branded galley carts, beverage carts, liquor kits, food tray carriers, ice containers,

Execution Form
Confidential
1850 NW 49th Street
Fort Lauderdale, FL 33309
Tel: [***]
Fax: [***]
oven inserts, galley inserts (other than any non‐branded electrical equipment in the galley), and other branded passenger convenience or service items, and (e) cargo containers.
With respect to each Aircraft, Seller will have an option of either (i) leaving the “Big Front” seats currently installed on such Aircraft or (ii) prior to the applicable Delivery Date, replacing such “Big Front” seats by installing standard economy seats (the “Substituted Seats”) with the conforming cabin changes; provided that, if Seller elects as described in clause (ii), Seller will, prior to the Delivery Date for such Aircraft, provide Buyer with a newly approved Layout of Passenger Accommodation (LOPA).
Base Purchase Price:    As set forth in Schedule A.
Purchase Price
Adjustment:    The Base Purchase Price for each Aircraft shall be adjusted on the Delivery Date in accordance with the below formula:
[***]

Escrowed Deposit:    McAfee & Taft, P.A. shall be the escrow agent retained by the Parties. Seller, Buyer, and Escrow Agent shall enter into an escrow agreement within seven (7) business days of the date hereof (or such later date as agreed between Buyer and Seller in writing, which may be by email) that is in accordance with the terms hereof and otherwise in form and substance reasonably acceptable to each of the Parties and the Escrow Agent (the “Escrow Agreement”). Buyer and Seller shall each be responsible for 50% of the Escrow Agent’s fees.
Within two (2) business days after the Escrow Agreement is executed, Buyer will pay a deposit (the “Escrowed Deposit”) in the amount of $50,000,000 (the “Initial Escrowed Deposit Amount”) to the Escrow Agent to be held in accordance with the terms of the Escrow Agreement.
Buyer’s counsel shall prepare a draft of the Escrow Agreement as provided for in this Term Sheet and otherwise containing commercially reasonable terms for transactions of this type that are reasonably acceptable to each of the Escrow Agent, Buyer and Seller.
The Escrow Agreement will provide for the following with respect to the Escrowed Deposit. The Escrowed Deposit will be refunded or paid, as applicable, as follows (in full or in part, as applicable) to Buyer or Seller, as applicable, within one business day if any of the follow occurs:
(i)    if Technical Acceptance for any Aircraft is not issued by Buyer by the applicable Technical Acceptance Deadline (as hereinafter defined), 1/23 portion of the Initial Escrowed Deposit Amount shall be refunded to Buyer;

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]

(ii)    if Delivery of any Aircraft does not occur by the applicable Delivery Window Deadline for such Aircraft, then 1/23 portion of the Initial Escrowed Deposit Amount shall be refunded to Buyer (unless such failure is caused by a breach of Buyer of the terms hereof or in the Transaction Documents, in which case 1/23 portion of the Initial Escrowed Deposit Amount shall be paid to Seller);
(iii)    if the Board of Seller or Board of Buyer does not approve the transactions contemplated by this Term Sheet within seven (7) calendar days following the execution of this Term Sheet by both Parties, the full amount of the Escrowed Deposit shall be refunded to Buyer; or
(iv)    if a Bankruptcy Case occurs and any of the Milestones are not satisfied by the date set for such Milestone, the full remaining amount of the Escrowed Deposit shall be refunded to Buyer.
The events set forth in Clauses (iii) and (iv) above and the termination event described under “Documentation Deadline” below are referred to herein as a “Termination Event”.
The events set forth in Clauses (i) and (ii) are referred to herein as an “Aircraft Non‐Sale Event”.
If a Termination Event has not occurred when any closing of an Aircraft occurs, a 1/23 portion of the Initial Escrowed Deposit Amount shall be applied as a partial payment of the Purchase Price for such Aircraft.
Termination:    Subject to the remaining terms of this provision, if a Termination Event occurs, then all remaining obligations of Seller to sell to Buyer, and of Buyer to Buy from Seller, any Aircraft under this Term Sheet and/or the Transaction Documents not previously purchased by Buyer and all remaining obligations of Buyer to purchase such Aircraft will terminate.
Subject to the remaining terms of this provision, if an Aircraft Non‐Sale Event occurs, then all remaining obligations of Seller to sell to Buyer, and of Buyer to Buy from Seller, with respect to the specific Aircraft related to such Aircraft Non‐Sale Event under this Term Sheet and/or the Transaction Documents will terminate.
Notwithstanding the foregoing, each party hereto may exercise any other right or remedy, if any, which may be available to it under applicable law or the Transaction Documents in respect of such Aircraft (if they have been entered into) and each party shall retain any and all claims, if any, for damages under such Transaction Documents (if they have been entered into) or under applicable law for any breach of any agreement, representation, warranty or covenant contained in this Term Sheet or such Transaction Documents (if they have been entered into). The occurrence of a Termination Event or an Aircraft Non‐Sale Event shall not affect the obligations of the Parties or the Escrow Agent under the Escrow Agreement or under the “Escrowed Deposit” above.

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
Bankruptcy
Milestones:    If Seller commences or becomes subject of a case under the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), or such a case is commenced against Seller, at any time before the Delivery Window Deadline for any undelivered Aircraft has not yet expired and so long as no Termination Event has occurred (any such bankruptcy case occurring, a “Bankruptcy Case”), then Seller agrees to complete the following actions on or before the dates specified below (each a “Milestone” and collectively, the “Milestones”):
·    Within one day after the petition date (the “Petition Date”) on which such bankruptcy case is filed, Seller shall file a motion (the “Sale Approval Motion”) in its Bankruptcy Case pursuant to Sections 363 and 365 seeking approval of, as applicable, the Term Sheet and/or the Transaction Documents and the assumption of such agreements and shall reasonably seek, subject to the bankruptcy court’s availability, to schedule the hearing on such Sale Approval Motion within thirty days after the Petition Date; and
·    within forty‐five (45) days after such motion is so filed, the bankruptcy court overseeing the Seller’s Bankruptcy Case shall enter an order, in form and substance reasonably acceptable to Buyer, approving, as applicable, the Term Sheet and/or the Transaction Documents and the assumption of such agreements, under Sections 363 and 365 of the Bankruptcy Code.
Buyer, in its sole reasonable discretion, may extend the above deadlines for any of the Milestones (as extended prior to the then current applicable Milestone ) in written notice(s) sent by email to Seller (to the following email addresses: [***] with a copy to: [***]). Provided that it uses good faith efforts to satisfy the foregoing Milestones, the failure by Seller to attain any Milestones shall not be deemed to be a breach by Seller of the terms of this Term Sheet or of any Transaction Document.
The Sale Approval Motion and the associated proposed order (the “Proposed Order”) shall be prepared by Seller. The form of the Sale Approval Motion and the Proposed Order as filed in the Bankruptcy Case shall be in form and substance reasonably acceptable to Buyer and Seller. The form and substance of any amendments or modifications to such Proposed Order must be in form and substance reasonably acceptable to Buyer and Seller.
Seller representation:    Seller hereby represents that Seller has previously notified the restricted bondholders of its 8.000% Senior Secured Notes due on September 20, 2025 (the “2025 Notes”) and its 1.00% Convertible Senior Notes due on May 15, 2026 (the “2026 Notes”), and their respective advisors, of Seller’s intention to (x) remove each Aircraft from active revenue service, (y) sell each Aircraft to a third party and (z) to make corresponding adjustments to its fleet plan and schedule of operations.
Acknowledgment of
Marketing and Sales    During the course of the second and third quarters of 2024, Spirit conducted a multi‐round aircraft marketing process exploring potential sale‐leaseback financings and outright sales

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
Process and Seller’s
Cost Savings:    opportunities for the Aircraft. Spirit approached approximately a dozen active market participants with a goal of focusing on parties who have demonstrated capabilities to close larger‐sized transactions on an expedited basis. After receiving offers, Spirit determined that outright sales would be the preferred transaction course and began providing feedback on each potential conforming buyer’s outright sales offer. In response to the feedback provided, Buyer submitted a revised commercial proposal upsizing its offer to cover all 23 Aircraft for the purchase price set forth herein. Seller believes that the transactions reflected in this Term Sheet represent the best offer for the Aircraft, taken as a whole, and is in the best interests of Seller based upon (among other factors and without limitation) (a) the foregoing described marketing process, (b) the Purchase Price provided hereunder, (c) the other terms set forth in this binding Term Sheet, (d) the expected execution benefits from placing all 23 Aircraft with a single buyer and (e) the operational right‐sizing (including any related cost savings) that Seller is able to implement based upon the terms hereof.
In the event that Seller becomes the subject of a case under the Bankruptcy Code, Seller will submit a declaration in support of the Sale Approval Motion setting forth such matters.
Taxes:    The Purchase Price is exclusive of any sales, use, excise, value‐added, transfer, or similar taxes and duties (“Sales Tax”). Buyer will bear the risk of (and indemnify and hold Seller harmless on an after‐tax basis for) any Sales Tax imposed on or chargeable in connection with the sale of the Aircraft. Buyer will pay the Purchase Price to Seller without making any deduction for withholding tax or other tax. At or prior to the Delivery of each Aircraft, Buyer shall either (i) pay any Sales Tax imposed on or chargeable in connection with the sale of the Aircraft or (ii) provide to Seller a duly completed and validly executed exemption certificate, resale certificate, or other documentation satisfactory to Seller establishing a complete exemption from Sales Tax with respect to sale of the Aircraft.
Delivery Location:    [***], or such other location as mutually agreed between the Parties, provided that Buyer and Seller shall reasonably cooperate with one another to select a Delivery Location for which an applicable exemption from Sales Tax is available in connection with the sale of the Aircraft.
Inspection and
Technical Acceptance:    As per Schedule B.
Technical Acceptance
Deadline:    With respect to each Aircraft, within [***] (or with respect to [***], within [***]) of Buyer being given access to such Aircraft (including the Records for such Aircraft) for Inspection, or such other date as may be mutually agreed by the Parties.
Documentation
Deadline:    By October 23, 2024 or such other later date upon which Seller and Buyer may mutually agree in writing (which may be by e‐mail) (and any request by either Party for the other to consent to a reasonable extension shall not be unreasonably withheld or delayed) (such date, the “Documentation Deadline”), Seller and Buyer shall execute a single definitive aircraft purchase and sale agreement (the “Definitive Aircraft PSA”) for the closings of the purchase and sale of the Aircraft.

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
If the Definitive Aircraft PSA is not agreed between Buyer and Seller on or prior the Documentation Deadline, this Term Sheet shall automatically terminate. Upon such termination, the Escrow Agent will pay or refund the Escrowed Deposit (i), if such termination is for any reason other than the Buyer's failure to comply with its obligations hereunder or in the Transaction Documents, to Buyer and (ii) otherwise, to Seller.
Delivery Schedule:    The deliveries for the Aircraft are scheduled to occur on the monthly schedule set forth on Schedule A (or such other mutually agreed schedule (as set forth in a writing signed by both Parties) during Q4 2024 and Q1 2025) (with respect to each Aircraft, the “Scheduled Delivery Month”). The Parties agree that the Scheduled Delivery Month for any Aircraft may not be modified absent written consent by the Parties, which consent (if so requested) may not be unreasonably withheld or delayed and, if Seller requests that Buyer consent to reordering the Scheduled Delivery Months of specific Aircraft that are of similar type and possess similar maintenance status and characteristics, such consent may not be unreasonably withheld or delayed by Buyer.
For each Aircraft, the “Delivery Window Deadline” shall mean the date that is [***] after the [***] of the Scheduled Delivery Month for such Aircraft or such later date as requested (which request must be made in writing in advance of such deadline) by a Party (if such delay has not been caused by such Party) and consented to by the other Party, which consent may not be unreasonably delayed or withheld.
Time of the Essence to
Complete Purchase of
Aircraft;    The Parties agree that time shall be of the essence of this Agreement with respect to (a) closing Complete Purchase of and delivering each Aircraft by the Delivery Window Deadline for such Aircraft and (b) the date set herein for each of the Milestones.
Additionally, each of the Parties shall act in a commercially reasonable manner to effect the transactions contemplated under this Term Sheet in a prompt manner and in accordance with the time periods and deadlines provided herein.
Delivery Condition:    Except as expressly described below, each Aircraft shall be sold on an “as‐is, where‐is” basis. Seller makes no representation or warranty, other than those set forth in the Transaction Documents or related bill of sale, as to the condition or serviceability of any Aircraft, any engine or any part. There will be no hard time limits, or cycle, condition or time or other requirements of any kind, applicable to any Aircraft, any engine, engine LLP or any other part.
Each Aircraft shall be in serviceable condition per the AMM and in the same general condition, configuration (but in each case allowing for the removal of any Excluded Equipment and, if Seller so elects, replacement of the “Big Front” seats with the Substituted Seats), and modification as of the time such Aircraft was removed from revenue service, normal wear and tear for an aircraft of a similar age and maintenance status excepted.
[***]

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
Seller shall remove or paint over (or cause to be removed or painted over) any and all uses of the Spirit Airlines name, logo or other identifying marks (both from the interior and exterior) from each Aircraft prior to its Delivery.
[***]
Each Aircraft shall have a valid Certificate of Airworthiness.
At closing of an Aircraft, title to such Aircraft shall be conveyed to Buyer free and clear of all liens and encumbrances (other than liens or encumbrances created by, through or on behalf of Buyer (“Buyer’s Liens”)).
Seller shall use commercially reasonable efforts to assign any remaining manufacturer warranties existing over the Aircraft (including Engines) at the time of Delivery.
Post‐Delivery Assistance:    With respect to each Aircraft, after its Delivery and closing, Seller will provide commercially reasonable assistance reasonably requested by Buyer, and at Buyer’s cost and expense, with obtaining a valid Export Certificate of Airworthiness for such Aircraft.
Corporate Authorizations    Each of the Parties shall seek to obtain corporate authorization and approval (including, without limitation, board approval) to complete the transactions provided for under this Term Sheet within seven (7) calendar days after the date of this Term Sheet. If a Party obtains such corporate authorization and approval, such Party shall notify the other that it has obtained such corporate authorization and approval in writing by email to the following e‐mail addresses:
If to Seller:    [***] (with copies to: [***] and [***]); and
If to Buyer:    [***] (with copies to [***] and [***]).
Upon both Parties receiving e‐mails confirming that the other Party has obtained corporate authorization and approval, this Term Sheet shall become binding upon each of the Parties and be in full force and effect.
Conditions Precedent:    Following Technical Acceptance of an Aircraft, Buyer’s obligation to purchase such Aircraft and Seller’s obligation to sell such Aircraft shall be subject to the following conditions:
(a)    each of the Parties receiving written confirmation of corporate authorization and approval as provided in the foregoing “Corporate Authorization” provision by the deadline set forth in such provision;
(b)    Execution of the Escrow Agreement within seven (7) business days of the date hereof (or such later date as agreed between Buyer and Seller);
(c)    Execution of the other Transaction Documents for each Aircraft reasonably satisfactory to Buyer and Seller in accordance with the terms of this Term Sheet on or prior to the closing date for such Aircraft;
(d)    The closing and delivery of such Aircraft by the applicable Delivery Window Deadline for such Aircraft;

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
(e)    Receipt of all appropriate governmental or regulatory approvals deemed necessary or advisable by Seller and Buyer;
(f)    Such Aircraft shall be free and clear of all liens (but excluding any Buyer’s Liens), including any interests on the International Registry (other than any historical contract of sale registrations);
(g)    Buyer shall receive a signed Incident Accident Clearance Statement with respect to such Aircraft in form reasonably acceptable to Buyer, dated the Delivery Date;
(h)    Receipt by Seller of the full Purchase Price for such Aircraft;
(i)    There shall be no material adverse change in the condition of such Aircraft from the date of Buyer’s Technical Acceptance of such Aircraft to its Delivery Date;
(j)    Receipt by Buyer of all relevant documentation to enable it to comply with its Know Your Customer (KYC) documentation process; and
(k)    Such other conditions precedent as set out in the Transaction Documents to be entered into by Buyer and Seller.
The transactions contemplated herein shall not be subject to or contingent on (i) Buyer obtaining any financing in relation to its acquisition of any Aircraft or (ii) the closing of any other transaction.
Transaction
Documents:    Other than the Escrow Agreement, Seller’s counsel shall prepare the initial draft of the Definitive Aircraft PSA and other transaction documents (collectively, the Escrow Agreement, the Definitive Aircraft PSA and the other transaction documents, the “Transaction Documents”) which shall incorporate the terms and conditions of this Term Sheet and otherwise contain industry standard provisions that are commercially reasonable for similar transactions, including, but not limited to, representations, warranties, mutual indemnities, and insurance.
Buyer shall be permitted to obtain an opinion from an aircraft appraiser to the effect that the Purchase Price represents fair value for the Aircraft being purchased under the Term Sheet and the Transaction Documents. If requested by Buyer, Seller shall use its commercially reasonable efforts to assist Buyer in obtaining such an opinion.
Cost and Expenses:    Each party will be responsible for its own costs and expenses (including legal fees) related to the negotiation, documentation, and closing of the transaction contemplated by this Term Sheet; provided that the Parties will share equally the cost of legal fees for a single FAA counsel to be agreed.
To the extent that either Party breaches the terms of this Term Sheet or of any Transaction Documents, the breaching party shall be responsible to the other Party, who shall have claims against the breaching Party, for the reasonable costs, expenses and damages caused by such breach, including, without limitation, for reasonable attorneys’ costs and expenses.

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
Cape Town/Liens:    Buyer agrees that: (a) no interests under the Cape Town Convention or Buyer’s Liens shall arise out of this Term Sheet; and (b) it will not, and will procure that no financier of Buyer will, register any interest at the International Registry or create any liens in relation to any Aircraft until after title to such Aircraft has been transferred from Seller to Buyer.
Confidentiality:    The terms and conditions of this Term Sheet are available only to Buyer and Seller and, in signing this Term Sheet, Buyer and Seller each acknowledge and agree that the terms and existence of this Term Sheet represent non‐public, confidential and proprietary information (“Confidential Information”). Each party (including their respective officers, directors, employees, agents and advisers) agrees that it will not disclose Confidential Information to any third party; provided, however, that the Parties may disclose the Confidential Information (i) to their and their affiliates’ officers, directors, members, managers, employees, attorneys, accountants, consultants, shareholders and advisors (collectively, “Representatives”) who need to know such information for the purpose of discussing and/or evaluating the transaction contemplated hereby and who agree not to disclose the Confidential Information, (ii) to any actual or potential participant, assignee or lender of Buyer (or any of their respective Representatives) who need to know such information for the purpose of discussing and/or evaluating such participation, assignment or financing, as the case may be, and who agree not to disclose the Confidential Information, (iii) solely with respect to the identity of the Aircraft (and component engines, components, parts, systems and other equipment) and the technical specifications and delivery dates of such, to potential lessees or of other customers of Buyer (and their respective Representatives) of any of the Aircraft or equipment, and (iv) as requested or required in connection with a judicial, administrative or regulatory proceeding in which it or a partner, officer, director, member, manager, employee or affiliate is involved, pursuant to a court order or subpoena by a regulatory or government inquiry or demand, or as otherwise required by applicable law or regulation; provided, however, that in connection with any SEC filing for Seller, Seller shall share a draft of any SEC filing or press release with Buyer regarding the transactions provided herein prior to filing or issuing such and Seller shall seek confidential treatment or redact from any such SEC filing the Purchase Price being paid for each specific Aircraft, the delivery date for each Aircraft and the technical specifications required with respect to the Aircraft.
Governing Law
and Jurisdiction:    This Term Sheet and any non‐contractual obligations arising out of or in relation to this Term Sheet shall be governed by and construed in accordance with the laws of New York and the courts situated in New York, New York shall have non‐exclusive jurisdiction to settle any dispute arising from or in connection with this Term Sheet (including any non‐contractual obligations).
Effective Date of This
Term Sheet:    This Term Sheet shall be binding upon the Parties hereto upon the satisfaction of the clause (a)of the “Conditions Precedent” provision of this Term Sheet.
This Term Sheet will automatically terminate to the extent provided in the definitive Transaction Documents between the Parties.

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
Until either (i) for any applicable Aircraft, a Termination Event occurs or (ii) for all of the Aircraft, the Escrow Agreement is not timely executed by the Escrow Agent, Seller and Buyer, upon execution of this Term Sheet by the Parties Seller shall remove the Aircraft from the market and shall seek to effect the sale of the Aircraft to Buyer in accordance with this Term Sheet and/or the Transaction Documents.
This Term Sheet may be executed in one or more counterparts, each of which will be deemed an original of this Term Sheet and all of which, when taken together, will be deemed to constitute one and the same Term Sheet. Delivery of an executed counterpart of a signature page to this Term Sheet electronically shall be as effective as delivery of a manually executed counterpart of this Term Sheet.
If this Term Sheet is satisfactory, please execute by signing and returning a copy of this Term Sheet to Marc Cho, to his e‐mail ([***]) on or before October 15, 2024.
[Signature Page Follows]

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
Sincerely,
GA TELESIS, LLC
By:    /s/ Abdol Moabery
Name:    Abdol Moabery
Title:    CEO
Date:    October 15, 2024
AGREED on behalf of SPIRIT AIRLINES, INC.
By:    /s/ Simon Gore
Name:    Simon Gore
Title:    Vice President & Treasurer
Date:    October 15, 2024

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]
SCHEDULE A
AIRCRAFT BASE PURCHASE PRICE

MSN	AC Type	YOM	ESNs[1]	Engine Model[2]	Assumed Engine LLP Limiter	Purchase Price	Scheduled Delivery Month*
8632	A320‐200 CEO	2018	V18891	V2527‐A5 S1**	11480	[***]	[***]
			V18892	V2527‐A5 S1**	11649
6463	A320‐200 CEO	2015	V17579	V2527‐A5 S1	5868	[***]	[***]
			V17588	V2527‐A5 S1	6400
6331	A320‐200 CEO	2014	V17476	V2527‐A5 S1	5210	[***]	[***]
			V17478	V2527‐A5 S1	5067
6672	A321‐200 CEO	2015	V17808	V2533‐A5 S1	7404	[***]	[***]
			V17814	V2533‐A5 S1	7692
6487	A320‐200 CEO	2015	V17626	V2527‐A5 S1	6195	[***]	[***]
			V17628	V2527‐A5 S1	5865
7724	A320‐200 CEO	2017	V18570	V2527‐A5 S1**	9294	[***]	[***]
			V18571	V2527‐A5 S1**	9291
7679	A320‐200 CEO	2017	V18466	V2527‐A5 S1	9347	[***]	[***]
			V18483	V2527‐A5 S1	9044
7635	A320‐200 CEO	2017	V18426	V2527‐A5 S1	8554	[***]	[***]
			V18430	V2527‐A5 S1	9229
6736	A321‐200 CEO	2015	V17844	V2533‐A5 S1	8059	[***]	[***]
			V17872	V2533‐A5 S1	8832
8824	A320‐200 CEO	2019	V18936	V2527‐A5 S1**	13113 12288	[***]	[***]
			V18937	V2527‐A5 S1**
8696	A320‐200 CEO	2019	V18906	V2527‐A5 S1**	12529	[***]	[***]
			V18907	V2527‐A5 S1**	12565
8659	A320‐200 CEO	2018	V18897	V2527‐A5 S1**	12830	[***]	[***]
			V18902	V2527‐A5 S1**	11364
8611	A320‐200 CEO	2018	V18881	V2527‐A5 S1**	11420	[***]	[***]
			V18878	V2527‐A5 S1**	11420
7957	A321‐200 CEO	2017	V18670	V2533‐A5 S1	10605	[***]	[***]
			V18671	V2533‐A5 S1	10068
1 The engines indicated in bold and italicized font remain subject to SB 72-0713 R1 inspections.
2 The reference to “S1” means “SelectOne”
Schedule A

Execution Form Confidential 1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: [***] Fax: [***]

7908	A321‐200 CEO	2017	V18648	V2533‐A5 S1**	10744	[***]	[***]
			V18649	V2533‐A5 S1**	10285
7857	A321‐200 CEO	2017	V18594	V2533‐A5 S1**	9949	[***]	[***]
			V18599	V2533‐A5 S1**	10411

MSN	AC Type	YOM	ESNs	Engine Model	Assumed Engine LLP Limiter	Purchase Price	Scheduled Deliver Month*
7668	A321‐200 CEO	2017	V18479	V2533‐A5 S1	9991	[***]	[***]
			V18481	V2533‐A5 S1	9645
7462	A321‐200 CEO	2017	V18452	V2533‐A5 S1	11035	[***]	[***]
			V18453	V2533‐A5 S1	9204
6507	A320‐200 CEO	2015	V17639	V2527‐A5 S1	5804	[***]	[***]
			V17648	V2527‐A5 S1	5747
6586	A320‐200 CEO	2015	V17669	V2527‐A5 S1	6271	[***]	[***]
			V17709	V2527‐A5 S1	5614
8614	A320‐200 CEO	2018	V18888	V2527‐A5 S1**	12458	[***]	[***]
			V18886	V2527‐A5 S1**	12052
7395	A321‐200 CEO	2017	V18413	V2533‐A5 S1	9185	[***]	[***]
			V18415	V2533‐A5 S1	9787
6566	A320‐200 CEO	2015	V17693	V2527‐A5 S1	5401	[***]	[***]
			V17704	V2527‐A5 S1	5978
Total:						$518,896,500

*[***]
**[***]
Schedule A

CONFIDENTIAL	1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: 954‐676‐3111 Fax: 954‐676‐9998

SCHEDULE B
INSPECTION and TECHNICAL ACCEPTANCE
[***]
Schedule B

CONFIDENTIAL	1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: 954‐676‐3111 Fax: 954‐676‐9998

SCHEDULE C
AIRCRAFT RECORDS
[***]
Schedule C

CONFIDENTIAL	1850 NW 49th Street Fort Lauderdale, FL 33309 Tel: 954‐676‐3111 Fax: 954‐676‐9998

SCHEDULE D
EXCLUDED EQUIPMENT

[***]
Schedule D